Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,437,840,500
Previously Paid Amount	0
Total Fee Amount	198,565.77
Total Offset Amount	0
Net Fee	$ 198,565.77